Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Gadsden Dynamic Multi-Asset ETF (GDMA)
a series of ETF Series Solutions

July 16, 2020

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2020

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Gadsden Dynamic Multi-Asset ETF (the “Target Fund”) into a newly created series of Alpha Architect ETF Trust (the “Acquiring Fund”) with the same name, investment objective, fees, and expenses and substantially similar investment strategies as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.

The Reorganization will shift management responsibility from Gadsden, LLC (“Gadsden”) as investment adviser and Vident Investment Advisory, LLC as sub-adviser for the Target Fund to Empowered Funds, LLC (“Empowered”) as investment adviser and Gadsden as sub-adviser for the Acquiring Fund. Empowered is an SEC-registered investment adviser that provides comprehensive asset management, compliance, and fund support to the Alpha Architect ETF Trust as a dedicated investment adviser. Other than management responsibility, the primary characteristics of the Acquiring Fund and the Target Fund are substantially the same.

Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by Target Fund shareholders, the Reorganization is expected to occur in the fourth quarter of 2020.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.